united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Richard Malinowski, Gemini Fund Services, LLC

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2734

Date of fiscal year end: 5/31

Date of reporting period: 5/31/19

Item 1. Reports to Stockholders.

Essential 40 Stock Fund
Class I Shares (Symbol: ESSIX)

ANNUAL REPORT
May 31, 2019

1-844-767-3863

Distributed by Northern Lights Distributors, LLC
Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.kkmfinancial.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically or to continue receiving paper copies of shareholder reports, which are available free of charge, by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

Dear Essential 40 Stock Fund Shareholder:

We are pleased to deliver this annual report for The Essential 40 Stock Fund (ESSIX). This report covers the period beginning June 1, 2018 and ending on May 31, 2019.

The equity markets endured moments of turbulence over the past 12 months due to geopolitical turmoil, and global growth uncertainty. As these issues dominate the headlines, there is one reoccurring theme that appears to serve as a foundation for the markets. This theme is that the FED (Federal Reserve Bank) in conjunction with other global central banks will continue to do whatever it takes to not allow another 2008 scenario. The accommodative environment that these global central bankers have created continues to provide the necessary liquidity and support mechanisms to avert any sustainable ill effects from the global issues. It would seem the “Wall of Worry” is much easier to climb knowing that there is a safety net below.

Looking back at the semi-annual report the markets did realize a noticeable pick up in volatility as we closed out the first half of the fiscal year. During this time the FED had remained hawkish and the idea of higher interest rates coupled with tariffs, political instability, and diminishing global growth prospects became too much for the US markets to ignore, reversing the uptrend earlier in the year. To recap the first six months of the fiscal year the ESSIX*(The Essential 40 Stock Fund) finished up 3.36% while the S&P 500TR* finished the period up 3.02%.

The second half of the fiscal year saw a substantial pick up in volatility. The equity markets experienced significant selling pressure in December with most the major averages hitting their lows of 2018 on December 24th and closing lower on the year. Investors are typically challenged in maintaining discipline and focus during volatile conditions, this is why we believe in the Essential 40 process. This leads me back to the earlier observation about the FED and central bank influence. As the FED identified the downside risks to global growth coupled with inflationary pressures running well below target, they abandoned their hawkish tone to deliver a very dovish and accommodating message to the markets in early 2019. This seismic shift in Federal Reserve policy altered the entire interest rate environment and provided the equity markets with enough optimism to regain their footing.

The rally was broad-based, as both equities and bonds rebounded nicely. However, under the surface there was a dual storyline playing out as the China/US trade battle escalated. Some companies that historically do well during this type of broad-based rally were being discounted due to the perceived exposure to an escalating trade war. Large and Mega-Large Cap multi-national companies have been put in a challenging position to quantify what is the real cost of the trade tariff, this was revealed in their respective forward guidance during earnings season. This uncertainty projected by these larger companies was not well received and stock prices were punished accordingly. Couple this with slowing global economic growth forecast and the equity markets appeared to have entered a “push/pull” environment. This led to larger than usual dispersions which ultimately impacted the Fund’s performance versus the S&P 500*. In the event a trade tariff resolution is solidified, expectations are for the large multi- nationally exposed companies to return to their historical valuations.

The one year return for the fund ESSIX*(The Essential 40 Stock Fund) was -1.08%. This compares to a 3.78% return for the S&P 500TR*. Three sectors; Materials, Health Care, and Financials, accounted for the majority of the underperformance during the reporting period. We believe that some of the names in these specific sectors may have experienced a more difficult environment than their peers as chaotic trade tariff conversations produced an excess of emotion in the marketplace. Names such as US Steel (X) and DowDuPont (DWDP) were two of the weakest performers during the fiscal year. US Steel was expected to benefit from the protectionist policies, however the global slowing reduced demand for steel which has continued to be a headwind for the stock. DowDuPont struggled with agricultural cost, which impacted earnings. Looking at these stocks and several other names in The Essential 40 Stock Fund impacted by the trade tariff initiative from both a valuation standpoint, and the potential reversion to the mean perspective, we feel that some of these stocks are well positioned to recover even if an agreement is not formally reached. US Steel should benefit from any pickup in economic activity. DowDuPont recently began to spinoff certain internal holdings, which should ultimately unlock value as these spinoffs continue.

We have found over the years that a cornerstone to prudent investing is discipline. The past year was challenging for many investors as markets experienced significant volatility near the end of 2018 and early 2019. Maintaining a disciplined approach during these times can be the difference between meeting ones goals or falling short. The recent fallout from the tariffs and geopolitical instability has added a new dimension to the economic structure. These recent inputs appear to have created price dispersion within certain sectors. We have seen this happen before and it will most likely happen again. However, we believe the disciplined approach behind The Essential 40 methodology will offer long-term investors core exposure to companies that are believed to be essential and critical to both the U.S. economy and the American way of life.

Sincerely

Jeff Kilburg

5605-NLD-7/17/2019

Essential 40 Stock Fund Goal

The Essential 40 Stock Fund seeks to provide investors a broadly diversified portfolio of U.S. stocks that are believed to be essential and vital to the U.S. economy. This distinct basket of forty stocks is believed to represent the companies that are believed to be essential to the American way of life.

As we believe today’s popular stock market indices do not accurately represent the companies that are essential to the American way of life, the Essential 40 Stock Fund seeks to offer investors a contemporary as well as diversified representation of the U.S. economy. The Essential 40 seeks to provide a refined approach to modern day investing. The Essential 40 Stock Fund seeks to track The Essential 40 Stock Index*.

The Methodology

The Essential 40 Stock Fund seeks to represent what we believe to be essential to the economy and the American way of life today. The portfolio security selection process begins with an initial universe of securities with a market capitalization of at least $1 billion. In addition, the rules based methodology utilizes a qualitative and quantitative approach based upon with companies we believe to be irreplaceable and we also believe to be too essential to fail in the U.S. economy. The final portfolio is equal weighted, and typically rebalanced annually on the second calendar Monday of January.

The simplistic approach of the Essential 40 Stock Fund is what makes ESSIX distinct. Furthermore, the simplicity seeks to allow investors to easily understand what securities they are holding and why they are holding them. We believe this knowledge and the recognition of the vital importance of the companies in the portfolio differentiates this basket of stocks from other portfolios.

Performance Overview

The one year return for the Fund was -1.08%. For comparison, the S&P 500TR* Index was up 3.78%, The Essential 40 Stock Index* was down -2.50%, while The Essential 40 Stock Total Index Return* was down - 0.36%, these are the Fund’s three benchmarks.

Annual Economic and Fund Overview

The U.S. economy experienced solid growth in the third quarter of last year, as equity prices were able to reach record highs even as the FED was continuing on their tightening path. This all came to a screeching halt in the fourth quarter. The tightening path (higher interest rates) coupled with tariffs, political instability, and global growth prospects became too much weight for the markets to bear and the equity markets gave up all of the earlier gains for the year and then some. Volatility peeked in the end of December as all the major equity indexes closed lower for 2018.

The markets entered January a bit dazed and confused from the year end knockdown, but shortly after the start of 2019 the FED (along with global central banks) came calling and delivered just what the doctor ordered, a complete revision in their view of future rate trends. The shift to a much more dovish tone, using language as “patient” and “do whatever it takes” the FED and its counterparts injected enough liquidity into the system to send bond prices much higher and rates much lower. In turn, this provided the equity markets with the necessary adrenalin to make a strong recovery and drive prices back near levels attained just before the October selloff.

As mentioned above, the Fund initiated the annual rebalance on the second calendar Monday of January. The rebalance in January reset all the Fund’s holdings back to an equal weight structure maintaining the discipline of the Fund. Identifying the evolution of the U.S. economic structure the Fund rotated out of some of its media exposure by selling CBS Corporation (CBS), and Charter Communications, Inc. (CHTR). Performance in addition to general economic trends led to this decision. The rotation methodology identified two subsectors as essential to the U.S economy and American way of life, cybersecurity and water resources. The Fund added exposure to these subsectors by adding Pal Alto Networks (PANW) and Xylem Inc. (XYL).

ESSIX also experienced two spinoffs in the first 5 months of 2019. In February, General Electric Company (GE) initiated a spinoff of Wabtec Corporation (WAB) which was incorporated into the Fund. This spinoff was followed by a spinoff involving DowDuPont Inc. (DWDP). In April, DowDuPont (DWDP) spun off new shares into Dow Inc. (DOW). This led to the Essential 40 Stock Fund actually having 42 holdings.#

Due to several of the factors mentioned in the Annual Shareholder Letter (trade tariffs, slowing global growth, global interest rate shift) some companies that historically do well during this type of broad- based rally were being discounted due to the perceived exposure to an escalating trade war. This dynamic coupled with the rebalance led to some of the Fund’s underperformance in the second half of the fiscal year. Stocks such as United Steel Corporation (X), CVS Health Corporation (CVS), and FedEx Corporation (FDX) struggled with tariffs, global slowing, or both. United Steel Corporation has suffered substantially due to the global slowing and tariff theme. CVS Health Corporation offered disappointing guidance for 2019 in addition to issues with the Aetna acquisition. FedEx also was impacted by the global slowing theme impacting ship rates do to the tariffs.

Looking at the second half of 2019, any further steps of solidifying a trade resolution with China would be a welcomed outcome. The general trends are in place for some sort of negotiated resolution. Near the end of May the US did come to terms with both Canada and Mexico over trade issues, relieving some of the markets concerns and setting a template for trade negotiations moving forward. Elements appear to be in place for a very accommodative FED leading to interest rate cuts across the globe. In theory this would appear to be business friendly. The markets have benefited from the FED’s “dovish” shift, even with the ongoing tariffs, so one would think that any trade resolution would benefit the equity markets. Should there be a resolution to the trade tensions, we would expect some mean reversion. Some of the stocks which have underperformed during this prolonged battle, should be in a position to exhibit a strong recovery. Lastly, the U.S. is headed into an election year. Historically, markets have a tendency to perform well during the third year of an election cycle.

#   - In early June 2019, DWDP was subsequently spun off into Corteva, Inc. (CTVA) and Dupont de Nemours, Inc. (DD).

Definitions:

*S&P 500 Total Return Index (S&P 500TR) – The S&P 500 Total Return Index, or the Standard & Poor’s 500 Total Return Index, is an American stock market index based on the market capitalizations of 500 large companies having common stock listed on the NYSE or NASDAQ, which also assumes that any cash distributions (i.e. dividends) are reinvested back into the index.

*The Essential 40 Stock Index – The Index is an Index created by FSH Trading, LLC (“FSH”) and is calculated an distributed by Solactive AG. The Index is an index of companies providing goods and services that are, in the view of FSH, essential to the American economy and way of life. The Index has 40 components that are selected by a committee within FSH, using a qualitative approach to determine which companies, in the view of the committee, are irreplaceable and too essential to fail.

*The Essential 40 Stock Index Total Return – Total Return, is a gross total return index of FSH Trading, LLC (“FSH”). The index is calculated and distributed by Solactive AG. The Essential 40 Stock Index™ Total Return, is an index of companies providing goods and services that are deemed essential to the American economy and way of life. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

*Dow Jones Industrial Average (DJIA) – is a price-weighted average of 30 large, publicly owned companies traded on the New York Stock Exchange (NYSE) and the Nasdaq.

*NASDAQ Composite Index (COMP) – is a stock market index of the common stocks and similar securities (e.g. ADRs, tracking stocks, limited partnership interests) listed on the NASDAQ stock market.

*Russell 2000 Index (RUT) – is a small-cap stock market index of the bottom 2,000 stocks in the Russell 3000 Index.

*S&P 500 Index (SPX) – The S&P 500, or the Standard & Poor’s 500, is an American stock market index based on the market capitalizations of 500 large companies having common stock listed on the NYSE or NASDAQ.

*SPY (S&P 500 Trust) – An ETF (Exchange Traded Fund) designed to track the S&P 500 index.

*Mean Reversion – is the assumption that a stock’s price will tend to move to the average price over time.

*Volatility – Volatility is a statistical measure of the dispersion of returns for a given security or market index. Volatility can either be measured by using the standard deviation or variance between returns from that same security or market index. Commonly, the higher the volatility, the riskier the security.

*Dovish – policymakers favor looser, more accommodative monetary policy, to help stimulate growth in the economy.

*Hawkish – policymakers favor tighter, less accommodative monetary policy, to slow growth and keep inflation in check.

The commentary represents the opinion of ADVISOR as of 5/31/2019 and is subject to change based on market and other conditions. These opinions are not intended to be a forecast of future events, a guarantee of future results or investment advice. Any statistics contained here have been obtained from sources believed to be reliable, but the accuracy of this information cannot be guaranteed. The views expressed herein may change at any time subsequent to the date of issue hereof. The information provided is not to be construed as a recommendation or an offer to buy or sell or the solicitation of an offer to buy or sell any fund or security.

Investors are not able to invest directly in the indices referenced and unmanaged index returns do not reflect any fees, expenses or sales charges. The referenced indices are shown for general market comparisons.

5604-NLD-7/17/2019

Essential 40 Stock Fund
Portfolio Review (Unaudited)
May 31, 2019

The Fund’s performance figures* for the periods ended May 31, 2019, compared to its benchmark:

PERFORMANCE OF A $10,000 INVESTMENT

		Annualized
	One Year	Three Years	Since Inception**
Class I	(1.08)%	4.35%	1.08%
S&P 500 Index ^	3.78%	11.72%	9.48%
The Essential 40 Stock Index™ Total Return ǂ	(0.36)%	13.05%	12.76%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gain distributions. Total returns would have been lower had the Advisor not waived its fees. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expenses are 3.24% for Class I shares per the October 1, 2018 prospectus. For performance information current to the most recent month-end, please call toll-free 1-844-767-3863.

**	Inception date is June 6, 2014. Start of performance is June 11, 2014.

^	S&P 500 Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

ǂ	The Essential 40 Stock Index™ Total Return, is a gross total return index of FSH Trading, LLC. The index is calculated and distributed by Solactive AG. The Essential 40 Stock Index™ Total Return, is an index of companies providing goods and services that are deemed essential to the American economy and way of life. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. On December 4, 2017, the Fund changed its principal investment strategy. Performance prior to December 4, 2017 reflects the performance of the Fund under its previous investment strategy. Effective that date it changed its secondary benchmark to the Essential 40 Stock Index™ Total Return rather than the CBOE VIX Tail Hedge Index to correspond with the Fund’s revised principal investment strategy.

Essential 40 Stock Fund
Portfolio Review (Unaudited) (Continued)

PORTFOLIO COMPOSITION+ (Unaudited)

Common Stock	99.3%
Short-Term Investment	0.5%
Other Assets Less Liabilities	0.2%
100.0%

+ Based on Total Net Assets as of May 31, 2019.

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

Essential 40 Stock Fund
PORTFOLIO OF INVESTMENTS
May 31, 2019

Shares		Fair Value
	COMMON STOCK - 99.3%
	AEROSPACE/DEFENSE - 5.3%
1,962	Boeing Co.	$670,239
2,478	Lockheed Martin Corp.	838,902
		1,509,141
	AGRICULTURE - 2.2%
16,046	Archer-Daniels-Midland Co.	614,883

	AIRLINES - 2.1%
21,683	American Airlines Group, Inc.	590,428

	AUTO MANUFACTURERS - 2.1%
18,257	General Motors Co.	608,688

	BANKS - 2.5%
6,812	JPMorgan Chase & Co.	721,799

	CHEMICALS - 4.4%
4,139	Dow, Inc.	193,540
12,416	DowDuPont, Inc.	378,936
13,840	Nutrien Ltd.	674,562
		1,247,038
	COMMERCIAL SERVICES - 3.0%
5,253	Automatic Data Processing, Inc.	841,110

	COMPUTERS - 2.8%
4,584	Apple, Inc.	802,521

	DIVERSIFED FINANCIAL SERVICES - 5.5%
3,848	CME Group, Inc.	739,278
5,015	Visa, Inc.	809,070
		1,548,348
	ELECTRIC - 2.5%
8,219	Duke Energy Corp.	703,629

	ENVIRONMENTAL CONTROL - 2.8%
7,385	Waste Management, Inc.	807,550

	FOOD - 2.7%
10,923	Sysco Corp.	751,721

	FOREST PRODUCTS & PAPER - 2.3%
15,542	International Paper Co.	644,527

	HEALTHCARE-SERVICES - 2.4%
2,772	UnitedHealth Group, Inc.	670,270

	INSURANCE - 5.2%
3,512	Berkshire Hathaway, Inc. *	693,339
5,255	Chubb Ltd.	767,598
		1,460,937
	INTERNET - 10.7%
654	Alphabet, Inc. *	723,651
425	Amazon.com, Inc. *	754,405
4,729	Facebook, Inc. *	839,256
3,527	Palo Alto Networks, Inc. *	705,894
		3,023,206
	IRON/STEEL - 1.4%
33,025	United States Steel Corp.	390,355

	MACHINERY-DIVERSIFIED - 2.7%
415	Wabtec Corp.	25,888
9,942	Xylem, Inc.	737,895
		763,783
	MEDIA - 2.8%
19,222	Comcast Corp.	788,102

	MISCELLANEOUS MANUFACTURING - 4.6%
3,578	3M Co.	571,585
77,256	General Elecric Co.	729,297
		1,300,882

The accompanying notes are an integral part of these financial statements.

Essential 40 Stock Fund
PORTFOLIO OF INVESTMENTS (Continued)
May 31, 2019

Shares		Fair Value
	COMMON STOCK (Continued) - 99.3%
	OIL & GAS - 2.4%
9,599	Exxon Mobil Corp.	$679,321

	PHARMACEUTICALS - 6.7%
14,333	Bristol-Meyers Squibb Co.	650,288
10,523	CVS Health Corp.	551,089
5,360	Johnson & Johnson	702,964
		1,904,341
	PIPELINES - 2.4%
25,278	Enterprise Products Partners LP	705,003

	RETAIL - 5.3%
3,290	Costco Wholesale Corp.	788,218
3,845	Home Depot, Inc.	729,973
		1,518,191
	SEMICONDUCTORS - 2.2%
14,221	Intel Corp.	626,293

	SOFTWARE - 2.9%
6,738	Microsoft Corp.	833,356

	TELECOMMUNICATIONS - 5.2%
15,912	Cisco Systems, Inc.	827,901
11,849	Verizon Communications, Inc.	643,993
		1,471,894
	TRANSPORTATION - 2.2%
4,008	FedEx Corp.	618,354

	TOTAL COMMON STOCK (Cost - $29,526,082)	28,145,671

	SHORT-TERM INVESTMENT - 0.5%
	MONEY MARKET FUND - 0.5%
130,315	Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Share Class, 2.29% +	130,315
	(Cost - $130,315)

	TOTAL INVESTMENTS - 99.8% (Cost - $29,656,397)	$28,275,986
	OTHER ASSETS LESS LIABILITIES - 0.2%	64,517
	NET ASSETS - 100.0%	$28,340,503

*	Non-income producing security.

+	Money market fund; interest rate reflects seven-day effective yield on May 31, 2019.

The accompanying notes are an integral part of these financial statements.

Essential 40 Stock Fund
STATEMENT OF ASSETS AND LIABILITIES
May 31, 2019

Assets:
Investments in Securities at Fair Value (at cost $29,656,397)	$28,275,986
Cash Deposits with Broker	273
Dividends and Interest Receivable	66,640
Receivable for Fund Shares Sold	29,975
Due From Adviser	27,887
Prepaid Expenses and Other Assets	14,834
Total Assets	28,415,595

Liabilities:
Payable for Fund Shares Redeemed	23,568
Payable to Related Parties	18,318
Accrued Expenses and Other Liabilities	33,206
Total Liabilities	75,092

Net Assets	$28,340,503

Composition of Net Assets:
At May 31, 2019, Net Assets consisted of:
Paid-in-Capital	$32,079,042
Accumulated Losses	(3,738,539)
NET ASSETS	$28,340,503

Net Asset Value, Offering and Redemption Price Per Share
Class I Shares:
Net Assets	$28,340,503
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	2,785,773
Net Asset Value (Net Assets ÷ Shares Outstanding), Offering and Redemption Price Per Share	$10.17

The accompanying notes are an integral part of these financial statements.

Essential 40 Stock Fund
STATEMENT OF OPERATIONS
For the Year Ended May 31, 2019

Investment Income:
Dividend Income (net of $5,389 foreign tax withholding)	$708,934
Interest Income	1,225
Total Investment Income	710,159

Expenses:
Investment Advisory Fees	157,318
Registration and Filing Fees	42,329
Administration Fees	41,545
Transfer Agent Fees	36,118
Custody Fees	34,413
Legal Fees	34,229
Third Party Administrative Servicing Fees	33,540
Fund Accounting Fees	29,352
Chief Compliance Officer Fees	25,486
Trustees’ Fees	25,139
Audit and Tax Fees	16,750
Printing Expense	14,577
Insurance	3,071
Interest Expense	126
Miscellaneous Expenses	1,470
Total Expenses	495,463
Less: Fees Waived and Expenses Reimbursed by Adviser	(275,248)
Net Expenses	220,215
Net Investment Income	489,944

Net Realized and Unrealized (Loss) on Investments:
Net Realized (Loss) on Investments	(442,546)
Net Change in Unrealized (Depreciation) on Investments	(702,831)
Net Realized and Unrealized (Loss) on Investments	(1,145,377)

Net (Decrease) in Net Assets Resulting From Operations	$(655,433)

The accompanying notes are an integral part of these financial statements.

Essential 40 Stock Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year	For the Year
	Ended	Ended
	May 31, 2019	May 31, 2018

Operations:
Net Investment Income	$489,944	$193,458
Net Realized Gain (Loss) on Investments	(442,546)	654,194
Net Change in Unrealized (Depreciation) on Investments, Options and Futures Contracts	(702,831)	(936,350)
Net (Decrease) in Net Assets Resulting From Operations	(655,433)	(88,698)

Distributions to Shareholders From:
Class I Shares:
Net Investment Income	—	(23,496)
Total Distributions Paid *	(401,396)	—
Net (Decrease) in Net Assets From Distributions to Shareholders	(401,396)	(23,496)

Beneficial Interest Transactions:
Class A Shares ǂ:
Proceeds from Shares Issued	—	13
Transfers to Class I	—	(72,282)
Cost of Shares Redeemed	—	(38,241)
Total Class A Transactions	—	(110,510)

Class I Shares:
Proceeds from Shares Issued	3,150,992	42,285,982
Distributions Reinvested	362,662	22,160
Redemption Fees	—	32
Transfers from Class A	—	72,282
Cost of Shares Redeemed	(11,019,455)	(7,698,567)
Total Class I Transactions	(7,505,801)	34,681,889

Net Increase (Decrease) in Net Assets Resulting From Beneficial Interest Transactions	(7,505,801)	34,571,379

Increase (Decrease) in Net Assets	(8,562,630)	34,459,185

Net Assets:
Beginning of Year	36,903,133	2,443,948
End of Year**	$28,340,503	$36,903,133

*	Distributions from net investment income and net realized capital gains are combined for the year ended May 31, 2019. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions for the year ended May 31, 2018 have not been reclassified to conform to the current year presentation.

**	Net Assets- End of Year includes accumulated net investment income of $165,034 as of May 31, 2018.

Share Activity:
Class A Shares ǂ:
Shares Issued	—	1
Shares Transferred to Class I	—	(7,234)
Shares Redeemed	—	(3,972)
Net decrease in shares of beneficial interest outstanding	—	(11,205)

Class I Shares:
Shares Issued	297,636	4,038,465
Shares Reinvested	37,699	2,143
Shares Transferred from Class A	—	7,423
Shares Redeemed	(1,090,867)	(754,937)
Net increase (decrease) in shares of beneficial interest outstanding	(755,532)	3,293,094

ǂ	Class A shares of the Fund were converted into Class I on November 1, 2017.

The accompanying notes are an integral part of these financial statements.

Essential 40 Stock Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented.

	Class I
	Year	Year	Year	Year	For the Period*
	Ended	Ended	Ended	Ended	Ended
	May 31, 2019	May 31, 2018	May 31, 2017	May 31, 2016	May 31, 2015

Net Asset Value, Beginning of Period	$10.42	$9.42	$9.20	$9.64	$10.00

Activity From Investment Operations:
Net investment income (a)	0.17	0.16	0.07	0.13	0.01
Net realized and unrealized gain (loss) from investments, options and futures contracts	(0.29)	0.87 (j)	0.26	(0.51)	(0.34)
Total from investment operations	(0.12)	1.03	0.33	(0.38)	(0.33)

Distributions to shareholders from:
Net investment income	(0.13)	(0.03)	(0.11)	(0.04)	(0.03)
Net return of capital	—	—	—	(0.02)	—
Total distributions	(0.13)	(0.03)	(0.11)	(0.06)	(0.03)

Paid in capital from redemption fees	0.00 (f)	0.00 (f)	—	0.00 (f)	0.00	(f)

Net Asset Value, End of Period	$10.17	$10.42	$9.42	$9.20	$9.64

Total Return (b)	(1.08)%	10.89%	3.57%	(3.99)%	(3.32	)% (e)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$28,341	$36,903	$2,338	$9,491	$20,252
Ratio of expenses to average net assets: (i)
before reimbursement (c)(g)	1.58%	3.24%	4.56%	2.52%	1.77	% (d)
net of reimbursement (g)	0.70%	0.74%	1.07%	1.07%	1.05	% (d)
Ratio of net investment income to average net assets (h)	1.56%	1.45%	0.78%	1.38%	0.15	% (d)
Portfolio turnover rate	17%	63%	48%	157%	211	% (e)

*	Inception date of Class I shares is June 6, 2014. Start of performance is June 11, 2014.

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes sales charges. Had the Adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(c)	Represents the ratio of expenses to average net assets absent fee waivers by the Adviser.

(d)	Annualized.

(e)	Not annualized.

(f)	Amount represents less than $0.005.

(g)	Does not include the expenses of other investment companies in which the Fund invests.

(h)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(i)	Ratio of expenses to average net assets (excluding interest expense):

before reimbursement (c)(g)	1.58%	3.21%	4.54%	2.50%	1.77	% (d)
net of reimbursement (g)	0.70%	0.71%	1.05%	1.05%	1.05	% (d)

(j)	The amount of net realized gain per share does not agree with the amount reported in the Statement of Operations due to the timing of shareholder transactions.

The accompanying notes are an integral part of these financial statements.

Essential 40 Stock Fund
NOTES TO FINANCIAL STATEMENTS
May 31, 2019

1.	ORGANIZATION

Essential 40 Stock Fund (the “Fund”) is a series of shares of beneficial interest of the Northern Lights Fund Trust II, (the “Trust”), a Delaware statutory trust organized on August 26, 2010. The Fund is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a diversified (prior to October 1, 2017, the Fund was non-diversified.), open-end management investment company. The primary investment objective of the Fund is to seek risk-adjusted total return with less volatility than the broader U.S. equities market. The inception date of the Fund is June 6, 2014.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of

Essential 40 Stock Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2019

similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of May 31, 2019 for the Fund’s assets and liabilities measured at fair value on a recurring basis:

Assets	Level 1	Level 2	Level 3	Total
Common Stock*	$28,145,671	$—	$—	$28,145,671
Short-Term Investment	130,315	—	—	130,315
Total	$28,275,986	$—	$—	$28,275,986

The Fund did not hold any Level 3 securities during the period.

*	See the Portfolio of Investments for industry classification.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities. The Fund’s income, expenses (other than the class specific distribution fees) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years May 31, 2016 – May 31, 2018, or expected to be taken in the Fund’s May 31, 2019 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and Ohio State. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with Federal

Essential 40 Stock Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2019

income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g. deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax -basis treatment. Temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term securities, for the year ended May 31, 2019, amounted to $5,425,367 and $12,872,257, respectively, for the Fund.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Advisory Fees – KKM Financial LLC serves as the Fund’s investment adviser (the “Adviser”). Pursuant to an Investment Advisory Agreement with the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets. For the year ended May 31, 2019, the Adviser earned advisory fees of $157,318 from the Fund.

The Adviser has contractually agreed to waive all or part of its advisory fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, expenses of investing in underlying funds, or extraordinary expenses such as litigation) at least until September 30, 2020, so that the total annual operating expenses of the Fund do not exceed 0.70% of the average daily net assets of the Class I shares. Advisory fee waivers or expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. During the year ended May 31, 2019, the Adviser waived fees and reimbursed expenses of $275,248. As of May 31, 2019, the cumulative expenses subject to recapture amounted to $828,292 of which $219,578 expires May 31, 2020, $333,466 expires May 31, 2021 and $275,248 expires May 31, 2022.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”).

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting and transfer agent services to the Fund. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS and are not paid any fees directly by the Fund for servicing in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

Essential 40 Stock Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2019

On February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLD, NLCS and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Fund for federal income tax purposes and its respective gross unrealized appreciation and depreciation at May 31, 2019, were as follows:

	Gross Unrealized	Gross Unrealized	Net Unrealized
Tax Cost	Appreciation	(Depreciation)	Appreciation
$30,076,392	$1,743,494	$(3,543,900)	$(1,800,406)

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the following fiscal years was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	May 31, 2019	May 31, 2018
Ordinary Income	$401,396	$23,496

As of May 31, 2019, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$211,173	$—	$(100,126)	$(2,049,180)	$—	$(1,800,406)	$(3,738,539)

The difference between book basis and tax basis undistributed net investment income, accumulated net realized losses, and unrealized depreciation from investments is primarily attributable to the tax deferral of losses on wash sales, and adjustments for partnerships.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $100,126.

At May 31, 2019, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains, and utilized capital loss carry forwards as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total	CLCF Utilized
$114,690	$1,934,490	$2,049,180	$104,573

7.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates presumption of the control of the Fund, under section 2[a] 9 of the Act. As of May 31, 2019, LPL Financial Holdings, Inc. (“LPL”) held 50.05% and TD Ameritrade, Inc. (“TD”) held 29.36% of the voting securities of Class I. The Fund has no knowledge as to whether all or any portion of the shares owned of record by TD or LPL is also beneficially owned.

Essential 40 Stock Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2019

8.	NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Fund early adopted ASU 2018-13 and the related changes have been incorporated into these financial statements.

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These amendments have been adopted with these financial statements.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust II
and the Class I Shareholders of Essential 40 Stock Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Essential 40 Stock Fund (the Fund), a separate series of Northern Lights Fund Trust II, as of May 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the four years in the period then ended and for the period of June 6, 2014 (inception) through May 31, 2015 (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from June 6, 2014 (inception) through May 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities investments owned as of May 31, 2019, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor to one or more of KKM Financial, LLC advised investment companies since 2015.

Denver, Colorado
July 30, 2019

ESSENTIAL 40 STOCK FUND
SUPPLEMENTAL INFORMATION (UNAUDITED)
MAY 31, 2019

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVAL OF THE RENEWAL OF THE INVESTMENT ADVISORY AGREEMENT

At a Regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on April 16-17, 2019, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the renewal of the Investment Advisory Agreement between the Trust, on behalf of the Essential 40 Stock Fund (“Essential 40”) and KKM Financial, LLC (“KKM Financial”), (the “KKM Advisory Agreement”).

Based on their evaluation of the information provided by KKM Financial, in conjunction with Essential 40’s other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the renewal of the KKM Advisory Agreement with respect to Essential 40.

In advance of the Meeting, the Board requested and received materials to assist them in considering the KKM Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the KKM Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the continuation of the KKM Advisory Agreement and comparative information relating to the advisory fee and other expenses of Essential 40. The materials also included due diligence materials relating to KKM Financial (including due diligence questionnaires completed by KKM Financial, select financial information of KKM Financial, bibliographic information regarding Essential 40’s key management and investment advisory personnel, and comparative fee information relating to Essential 40) and other pertinent information. At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

The Board then reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the renewal of the KKM Advisory Agreement. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the KKM Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the KKM Advisory Agreement. In considering the renewal of the KKM Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. During the discussions with KKM Financial, the Board reviewed materials provided by KKM Financial relating to the KKM Advisory Agreement, including a description of the manner in which investment decisions are made and executed and a review of the professional personnel performing services for Essential 40 including the individuals that primarily monitor and execute the investment process. The Board discussed and noted they had met KKM Financial previously and are familiar with KKM Financial’s ability to manage a fund as well as its commitment to Essential 40. The Board then discussed the extent of KKM Financial’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel. The Board considered KKM Financial’s specific responsibilities in all aspects of the day-to-day management of Essential 40 and concluded that KKM Financial’s personnel have the qualifications and expertise to manage Essential 40. The Board also noted that KKM Financial continued to be committed to the new investment strategy of Essential 40. Additionally, the Board received responses from the representatives of KKM Financial with respect to a series of important questions, including: whether KKM Financial is involved in any lawsuits or pending regulatory actions; whether the management of other accounts would conflict with its

ESSENTIAL 40 STOCK FUND
SUPPLEMENTAL INFORMATION (UNAUDITED) (CONTINUED)
MAY 31, 2019

management of Essential 40; and whether KKM Financial has procedures in place to adequately allocate trades among its respective clients. The Board also reviewed the descriptions provided by KKM Financial of its practices for monitoring compliance with Essential 40’s investment limitations, noting that KKM Financial’s chief compliance officer will continually review the portfolio managers’ performance of their duties with respect to Essential 40 to ensure compliance under KKM Financial’s compliance program. The Board then reviewed the capitalization of KKM Financial based on financial information and other materials provided by and discussed with KKM Financial and concluded that KKM Financial was sufficiently well-capitalized, or that its control person had the ability to make additional contributions in order to meet its obligations to Essential 40. The Board discussed KKM Financial’s compliance structure and broker selection process and engaged in a discussion with the Trust’s chief compliance officer regarding KKM Financial’s business practices. The Board noted that the CCO of the Trust continued to represent that KKM Financial’s policies and procedures were reasonably designed to prevent violations of applicable securities laws. The Board also noted KKM Financial’s representation that the prospectus and statement of additional information for Essential 40 accurately describe the investment strategies of Essential 40. The Board concluded that KKM Financial had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the KKM Advisory Agreement with respect to Essential 40 and that the nature, overall quality and extent of the management services to be provided by KKM Financial were satisfactory.

Performance. The Board discussed the reports prepared by Broadridge and reviewed the performance of Essential 40 as compared to its peer group, Morningstar category and benchmark for the one year, three year and since inception periods ended March 31, 2019. The Board noted that performance for one year period reflected Essential 40’s current strategy while performance for longer periods primarily reflected the performance of the Fund under its previous investment strategy. Accordingly, the Board focused its review on the performance of Essential 40 after the investment strategy change and discussed the performance of Essential 40 for the one year period since the strategy change and found Essential 40 to be more comparable to its peers and to have generally performed well. After further discussion, the Board concluded that the new strategy should result in improved performance over time.

Fees and Expenses. As to the costs of the services to be provided by KKM Financial, the Board discussed the comparison of advisory fees and total operating expense data and reviewed Essential 40’s advisory fee and overall expenses compared to its peer group and Morningstar category as presented in the Broadridge Report. The Board noted that the advisory fee was below the peer group median and Morningstar category median. The Board also reviewed the contractual arrangements for Essential 40, which stated that KKM Financial had agreed to waive or limit its advisory fee and/or reimburse expenses at least until September 30, 2020, in order to limit net annual operating expenses, exclusive of certain fees, so as not to exceed 0.70% of Essential 40’s average net assets for Class I shares, and found such arrangements to be beneficial to shareholders. The Board concluded that the expense cap for Essential 40 was in the best interest of shareholders. It was the consensus of the Board that, based on KKM Financial’s experience and expertise, and the services provided by KKM Financial to Essential 40, that the advisory fee charged by KKM Financial was not unreasonable.

Profitability. The Board also considered the level of profits that could be expected to accrue to KKM Financial with respect to Essential 40 based on breakeven and profitability reports and analyses reviewed by the Board and the selected financial information provided by KKM Financial. The Board noted that the adviser continues to subsidize Essential 40 and concluded that anticipated profits from KKM Financial’s relationship with Essential 40 were not excessive.

Economies of Scale. As to the extent to which Essential 40 will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed KKM

ESSENTIAL 40 STOCK FUND
SUPPLEMENTAL INFORMATION (UNAUDITED) (CONTINUED)
MAY 31, 2019

Financial’s expectations for growth of Essential 40. After consideration, the Board concluded that any material economies of scale would not be achieved in the near term.

Conclusion. The Board relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating the KKM Advisory Agreement and the weight to be given to each such factor. Accordingly, having requested and received such information from KKM Financial as the Trustees believed to be reasonably necessary to evaluate the terms of the KKM Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that, with respect to the KKM Advisory Agreement, (a) the terms of the KKM Advisory Agreement are reasonable; (b) the advisory fee is reasonable; and (c) the KKM Advisory Agreement is in the best interests of Essential 40 and its shareholders. In considering the approval of the KKM Advisory Agreement, the Board did not identify any one factor as all important, but rather considered these factors collectively and determined that the approval of the KKM Advisory Agreement was in the best interest of Essential 40 and its shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the KKM Advisory Agreement.

Essential 40 Stock Fund
EXPENSE EXAMPLES (Unaudited)
May 31, 2019

As a shareholder of the Essential 40 Stock Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2018 through May 31, 2019.

Actual Expenses

The “Actual” column in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $ 1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” column in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as front-end or contingent deferred sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Hypothetical
			Actual		(5% return before expenses)

	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account Value	Account Value	Paid During	Account Value	Paid During
Class I	Expense Ratio	12/1/2018	5/31/2019	Period*	5/31/2019	Period*
Essential 40 Stock Fund	0.70%	$1,000.00	$957.10	$3.42	$1,021.44	$3.53

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period December 1, 2018 through May 31, 2019 (182) divided by the number of days in the fiscal year (365).

Essential 40 Stock Fund
SUPPLEMENTAL INFORMATION (Unaudited)
May 31, 2019

The Trustees and the officers of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17645 Wright Street, Suite 200, Omaha, NE 68130.

Independent Trustees

			Number of
			Portfolios in Fund	Other Directorships held by
Name, Address and	Position/Term of	Principal Occupation	Complex Overseen	Trustee
Year of Birth	Office*	During the Past Five Years	by Trustee***	During the Past Five Years
Thomas T. Sarkany 1946	Trustee since October 2011	President, TTS Consultants, LLC (financial services) (since 2010).	1	Director, Aquila Distributors; Trustee, Arrow ETF Trust; Trustee, Arrow Investments Trust; Trustee, Northern Lights Fund Trust IV
Anthony H. Lewis 1946	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA (executive consulting firm) (since 2007).	1	Director, Member of the Compensation Committee and Member of the Risk Committee of Torotel Inc. (Magnetics, Aerospace and Defense), Trustee, Chairman of the Fair Valuation Committee and Member of the Audit Committee of the Wildermuth Endowment Strategy Fund
Keith Rhoades 1948	Trustee Since May 2011	Retired since 2008.	1	NONE
Randal D. Skalla 1962	Trustee since May 2011	President, L5 Enterprises, Inc. (financial services company) (since 2001).	1	Board Member, Orizon Investment Counsel (financial services company) (from 2001 to 2017)

5/31/19 – NLFT II_v1

Essential 40 Stock Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
May 31, 2019

Interested Trustees and Officers

Number of
Portfolios in
Fund
			Complex	Other Directorships held by
Name, Address and	Position/Term of	Principal Occupation	Overseen by	Trustee
Year of Birth	Office*	During the Past Five Years	Trustee***	During the Past Five Years
Brian Nielsen** 1972	Trustee Since May 2011	Trustee (since 2011) of Northern Lights Fund Trust II; Special Projects Counsel of NorthStar Financial Services Group, LLC (from 2018 to 2019); General Counsel (from 2001 to 2014) and Secretary (from 2001 to 2018) of CLS Investments, LLC; General Counsel (from 2001 to 2014) and Secretary (from 2001 to 2018) of Orion Advisor Services, LLC; Manager (from 2012 to 2015), General Counsel and Secretary (from 2003 to 2018) of NorthStar Financial Services Group, LLC; CEO (from 2012 to 2018), General Counsel (from 2003 to 2014), Secretary (from 2003 to 2018) and Manager (from 2005 to 2018) of Northern Lights Distributors, LLC; Director, Secretary and General Counsel (from 2004 to 2018) of Constellation Trust Company; CEO (from 2015 to 2018), Manager (from 2008 to 2015), General Counsel and Secretary (from 2011 to 2018) of Northern Lights Compliance Services, LLC; General Counsel and Secretary (from 2011 to 2018) of Blu Giant, LLC; General Counsel (from 2012 to 2014) and Secretary (from 2012 to 2018) of Gemini Fund Services, LLC; Manager (from 2012 to 2018) of Arbor Point Advisors, LLC; General Counsel and Secretary (from 2013 to 2014) of Gemini Hedge Fund Services, LLC; General Counsel and Secretary (from 2013 to 2014) of Gemini Alternative Funds, LLC; Secretary and General Counsel of NorthStar Holdings, LLC (from 2013 to 2015); Director, Secretary and General Counsel of NorthStar CTC Holdings, Inc. (from 2015 to 2018) and Secretary and Chief Legal Officer (from 2003 to 2018) of AdvisorOne Funds.	1	Manager of Northern Lights Distributors, LLC (from 2005 to 2018); Manager of NorthStar Financial Services Group, LLC (from 2012 to 2015); Manager of Arbor Point Advisors, LLC (from 2012 to 2018); Director of Constellation Trust Company
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	President Since January 2013	Vice President of The Ultimus Group, LLC and Executive Vice President of Gemini Fund Services, LLC (since 2019), President, Gemini Fund Services, LLC (2012 - 2019).	N/A	N/A
Richard Malinowski 80 Arkay Drive. Hauppauge, NY 11788 1983	Secretary since January 2018	Senior Vice President Legal Administration, Gemini Fund Services, LLC (since April 2017); Vice President and Counsel (April 2016 to 2017) and AVP and Staff Attorney (September 2012 to March 2016).	N/A	N/A
Erik Naviloff 80 Arkay Drive Hauppauge, NY 11788 1968	Treasurer Since January 2013	Vice President of Gemini Fund Services, LLC (since 2011).	N/A	N/A
Emile R. Molineaux 80 Arkay Drive Hauppauge, NY 11788 1962	Chief Compliance Officer and Anti Money Laundering Officer Since May 2011	Senior Compliance Officer and CCO of Various clients of Northern Lights Compliance Services, LLC (since 2011).	N/A	N/A

*	The term of office for each Trustee and Officer listed above will continue indefinitely.

**	Brian Nielsen is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his prior affiliation with Northern Lights Distributors, LLC (the Fund’s Distributor).

***	As of May 31, 2019, the Trust was comprised of 22 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-844-767-3863.

5/31/19 – NLFT II_v1

Privacy Policy

Rev. May 2019

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Employment information ● Account balances	● Account transactions ● Income ● Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-402-493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	● open an account ● give us your income information ● provide employment information	● provide account information ● give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust II has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. ● Our joint marketing partners include other financial service companies.

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities during the most recent 12-month period ending June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-844-767-3863 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-844-767-3863.

Investment Adviser
KKM Financial LLC
141 W. Jackson Blvd, Suite 1711
Chicago, IL 60604

Administrator
Gemini Fund Services, LLC
80 Arkay Drive
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Keith Rhoades is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Rhoades is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2019 - $ 13,500

2018 - $ 13,500

(b)	Audit-Related Fees

2019 - None

2018 - None

(c)	Tax Fees

2019 - $ 3,000

2018 - $ 3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2019 - None

2018 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2019   2018

Audit-Related Fees:           0.00% 0.00%

Tax Fees:           0.00% 0.00%

All Other Fees:            0.00% 0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2019 - $ 3,000

2018 - $ 3,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 8/8/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 8/8/19

By (Signature and Title)

/s/ Erik Naviloff

Erik Naviloff, Principal Financial Officer/Treasurer

Date 8/8/19